EATON VANCE
                               GREATER INDIA FUND

                            Supplement to Prospectus
                                dated May 1, 2004


Effective as of the date hereof, Samir Metah has become the portfolio manager of the South Asia Portfolio. Mr. Metah joined Lloyd George Investment Management (Bermuda) Limited in 1998, where he has also been the Chief Investment Officer.






February 8, 2005                                                            GIPS